UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Western
Asset Variable Global
High Yield Bond Portfolio

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with the preservation of capital.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable Global High Yield Bond Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	8

Portfolio expenses	9

Portfolio performance	11

Historical performance	12

Schedule of investments	13

Statement of assets and liabilities	36

Statement of operations	37

Statements of changes in net assets	38

Financial highlights	39

Notes to financial statements	41

Report of independent registered public accounting firm	55

Board approval of management and subadvisory agreements	56

Additional information	61

Important tax information	68

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio   I

Letter from the chairman continued

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvi returned 5.93%.

The high-yield bond market produced very strong results during the twelve months ended December 31, 2009. In sharp contrast to its poor results in 2008, the asset class posted positive returns during eleven of the twelve months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexvii returned 58.76% for the twelve months ended December 31, 2009.

II   Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Emerging market debt prices rallied sharply—posting positive returns during every month but February of 2009. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 28.18%.

Special shareholder notice
Effective September 11, 2009, the Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. The Portfolio’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Portfolio. Messrs. Leech, Walsh and Buchanan have been portfolio managers of the Portfolio since 2006. Mr. Gardner has been a portfolio manager of the Portfolio since 2007. Messrs. Leech, Walsh, Buchanan and Gardner are employed by Western Asset Management Company. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, durationix weighting and term structure decisions.

A special note regarding increased market volatility
Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio   III

Letter from the chairman continued

Information about your portfolio
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
 Chairman, President and Chief Executive Officer

January 29, 2010

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

IV   Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks to maximize total return, consistent with the preservation of capital.

The Portfolio invests primarily in high-yield fixed-income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal circumstances, the Portfolio invests at least 80% of its assets in high-yield bonds and related instruments. Under normal circumstances, the Portfolio will be invested in at least three countries (one of which may be the U.S.). The Portfolio may invest without limitation in foreign securities and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The Portfolio may invest in securities of any maturity.

Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the fixed-income market staged a historic rally as corporate bonds recovered sharply from the financial crisis of 2008. The demand for risk re-emerged, in large part due to aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

As the reporting period began, we were beginning to emerge from a “flight to quality” that was triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

However, in the spring of 2009, conditions in the credit markets improved, as there were signs that the economy was stabilizing and investor risk aversion abated. This led to a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was strong demand from

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   1

Portfolio overview continued

investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The high-yield bond market also experienced periods of volatility during the fiscal year. After rallying in December 2008 (before the reporting period began) and in January 2009, weak economic data in the first quarter of 2009 triggered another flight to quality and caused high-yield prices to weaken through early March. However, when economic data began to stabilize in the second quarter and upon the release of the U.S. Treasury sponsored bank “stress” tests in May, the rally was renewed. The stress tests were viewed as benign and provided relief to investors that the doomsday predictions by some in January and February that banks were generally insolvent were erroneous.

The high-yield market staged an impressive rally during the last ten months of the fiscal year. The market was supported by improving technicals, optimism regarding the government’s initiatives to stabilize the financial system, some encouraging corporate earnings news and signs that the recession was drawing to a close. Collectively, investor risk appetite steadily returned and, despite rising default rates, demand for riskier high-yield securities increased. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexii (the “Index”) returned 58.76% for the twelve months ended December 31, 2009. During that time, as measured by the Index, lower-rated CCC-rated bonds outperformed higher-rated BB-rated securities, returning 95.28% and 45.88%, respectively.

While the emerging market debt asset class also generated strong absolute returns during the fiscal year, it lagged the exceptional gains in the U.S. high-yield market. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii returned 28.18%.

Q. How did we respond to these changing market conditions?
A. We made a number of adjustments to the portfolio during the reporting period. At the end of 2008, a number of large financial institutions’ securities were downgraded to below investment grade status. As a result, the Financials sector portion of the Barclays Capital Global High Yield Index (Hedged)iv, the Portfolio’s benchmark, substantially increased. Given valuations that implied a high probability of default despite evidence of stabilizing fundamentals at many of these banks, we significantly increased the portfolio’s exposure to the Financials sector in an attempt to reduce its underweight versus the benchmark.

As a hedge against our lower-quality bias in the portfolio and given the weakness in the economy, we emphasized more defensive industries that generally hold up relatively well during economic declines, including Health Care and Energy. When the sharp rally continued into the fourth quarter

2   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

and valuations improved dramatically, we sought to reduce the level of risk in the portfolio and increased the overall quality of the portfolio by reducing its significant overweight to CCC-rated securities. We also sought to further diversify the portfolio by increasing its emerging market exposure.

Performance review
For the twelve months ended December 31, 2009, Class I shares of Legg Mason Western Asset Variable Global High Yield Bond Portfolio1 returned 55.55%. The Portfolio’s unmanaged benchmark, the Barclays Capital Global High Yield Index (Hedged), and its former unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, returned 57.70% and 58.76%, respectively, for the same period. The Lipper Variable High Current Yield Funds Category Average2 returned 43.48% over the same time frame.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 111 funds in the Portfolio’s Lipper category.

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Portfolio overview continued

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Legg Mason Western Asset Variable Global High Yield Bond Portfolio[1]:

Class I	22.67%	55.55%

Class II	22.57%	55.14%

Barclays Capital Global High Yield Index (Hedged)	21.23%	57.70%

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	21.27%	58.76%

Lipper Variable High Current Yield Funds Category Average[2]	18.52%	43.48%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2009 for Class I and II shares were 8.90% and 8.58%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class I and Class II shares were 0.99% and 1.21%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?
A. The portfolio’s quality biases were the largest contributors to relative performance during the period. The portfolio’s overweight to CCC and below-rated securities benefited from improved demand, as investors looked to receive the historically high incremental yield given the low interest rate environment. The portfolio also benefited from its underweight to BB-rated securities, which underperformed the benchmark as high-yield managers tended to favor securities further out the risk spectrum.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 112 funds for the six-month period and among the 111 funds for the twelve-month period in the Portfolio’s Lipper category.

4   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Also contributing to results was the portfolio’s overall underweight to emerging market debt, as the asset class lagged the global high-yield market during the reporting period. In particular, the portfolio’s underweight to Turkey was beneficial. However, we did find attractive opportunities in several emerging market countries and were rewarded for having overweight positions in Brazil and Russia.

Overall security selection was a positive for results. In addition to the portfolio’s strong performers, we were underweight or had no exposure to fourteen of the twenty worst performers in the benchmark. What’s more, the annual default rate of the portfolio’s holdings (5.5%) was significantly less than the benchmark’s default rate (12.7%).

In terms of individual holdings, meaningful contributors to performance included our overweight positions in utility company Energy Future Holdings Corp. and direct marketing company Affinion Group Inc. Energy Future Holdings Corp., a lower-quality holding, rallied sharply during the period. Our exposure to these subordinated debt holdings generated significant outperformance. Energy Future Holdings Corp.’s earnings results have been stable, as they have substantial hedges in place for their production. Despite being highly levered, the company has no near-term maturities and, we believe, has time to address its debt issues. Affinion Group Inc. outperformed the benchmark and benefited from stable sales and EBITDAv versus its peers despite a depressed economic environment.

Q. What were the leading detractors from performance?
A. Sector selection, as a whole, was a detractor from relative performance over the fiscal year. As a hedge to the portfolio’s aggressive ratings positioning, we maintained defensive sector and industry positions. The defensive sectors of the market underperformed the higher-risk areas. In addition, Financials became a larger part of the high-yield market during the fiscal year. Despite adding exposure to the Financials sector, we continued to be underweight, which detracted from performance during the twelve-month reporting period.

An underweight to the European high-yield market also detracted, as it outperformed the U.S. high-yield market. We chose to underweight the European market as we felt the U.S. offered more compelling risk-adjusted opportunities. Our somewhat higher-quality bias in our emerging market exposure also detracted from results.

An underweight in the Information Technology (“IT”) sector was another detractor from the Portfolio’s relative performance, as it was one of the top performers within the benchmark during the reporting period. The IT sector’s performance did a turnaround from 2008 when the sector came under tremendous distress as a number of leveraged buyout technology

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Portfolio overview continued

companies weakened dramatically. Our overweight in Utilities, historically a defensive industry, also detracted from performance. The sector was negatively impacted by the poor performance of both Electric Utilities and Gas Utilities issuers.

In terms of individual holdings, an underweight in Ford Motor Credit Co. was a drag on the Portfolio’s performance. Its bonds rallied as economic conditions stabilized and the company weathered the economic downturn better than its U.S. automaker peers. Finally, a lack of exposure to Argentina was also a detractor as the country performed well during the fiscal year.

Thank you for your investment in Legg Mason Western Asset Variable Global High Yield Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2010

6   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 35 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Consumer Discretionary (17.6%), Financials (17.0%), Materials (13.2%), Energy (12.9%) and Industrials (9.2%). The Portfolio’s composition is subject to change at any time.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans Eurobonds and local market instruments.

iv	The Barclays Capital Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

[v]	EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

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Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of December 31, 2009 and December 31, 2008 and do not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

8   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

		BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
Class I	22.67%	$1,000.00	$1,226.70	0.92%	$5.16

Class II	22.57	1,000.00	1,225.70	1.23	6.90

[1]	For the six months ended December 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Portfolio expenses (unaudited) (continued)

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

	HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
Class I	5.00%	$1,000.00	$1,020.57	0.92%	$4.69

Class II	5.00	1,000.00	1,019.00	1.23	6.26

[1]	For the six months ended December 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

	CLASS I	CLASS II
Twelve Months Ended 12/31/09	55.55%	55.14%

Five Years Ended 12/31/09	4.31	4.04

Ten Years Ended 12/31/09	6.75	N/A

Inception* through 12/31/09	6.26	5.19

   CUMULATIVE TOTAL RETURN1

Class I (12/31/99 through 12/31/09)	92.24%

Class II (Inception date of 2/26/04 through 12/31/09)	34.43

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are May 1, 1998 and February 26, 2004, respectively.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   11

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS I SHARES OF LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO VS. BARCLAYS CAPITAL GLOBAL HIGH YIELD INDEX (HEDGED) AND BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX† — December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason Western Asset Variable Global High Yield Bond Portfolio on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Barclays Capital Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

‡	Effective April 28, 2009, the Portfolio’s benchmark changed from the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index to the Barclays Capital Global High Yield Index. The benchmark was changed to better reflect the composition of the Portfolio’s holdings.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

12   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Schedule of investments
December 31, 2009

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE

CORPORATE BONDS & NOTES — 87.1%

CONSUMER DISCRETIONARY — 16.4%
		Auto Components — 1.1%
90,000		Affinia Group Inc., Senior Secured Notes, 10.750% due 8/15/16(a)	$97,987

		Allison Transmission Inc., Senior Notes:

120,000		11.000% due 11/1/15(a)	126,600

516,200		11.250% due 11/1/15(a)(b)	542,010

40,000		American Axle & Manufacturing Holdings Inc., Senior Secured Notes, 9.250% due 1/15/17(a)	40,800

		Europcar Groupe SA:

152,000	EUR	Senior Secured Subordinated Bonds, 4.214% due 5/15/13(a)(c)	183,580

302,000	EUR	Senior Subordinated Notes, 8.125% due 5/15/14(a)	370,157

185,000		Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	80,475

110,000		TRW Automotive Inc., Senior Notes, 8.875% due 12/1/17(a)	114,950

		Visteon Corp., Senior Notes:

185,000		8.250% due 8/1/10(d)	49,488

220,000		12.250% due 12/31/16(a)(d)	93,500

		Total Auto Components	1,699,547
		Automobiles — 0.4%
		Motors Liquidation Co.:

1,690,000		Senior Debentures, 8.375% due 7/15/33(d)	464,750

200,000		Senior Notes, 7.200% due 1/15/11(d)	55,000

		Total Automobiles	519,750
		Diversified Consumer Services — 0.5%
		Service Corp. International, Senior Notes:

135,000		7.625% due 10/1/18	134,325

235,000		7.500% due 4/1/27	210,325

395,000		Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes, 10.250% due 12/1/17(a)	403,888

		Total Diversified Consumer Services	748,538
		Hotels, Restaurants & Leisure — 5.4%
290,000		Ameristar Casinos Inc., Senior Notes, 9.250% due 6/1/14(a)	302,325

		Boyd Gaming Corp., Senior Subordinated Notes:

110,000		6.750% due 4/15/14	99,688

90,000		7.125% due 2/1/16	78,750

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   13

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Hotels, Restaurants & Leisure — 5.4% continued

244,000		Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(a)	$162,870

140,000	EUR	Codere Finance Luxembourg SA, 8.250% due 6/15/15(a)	178,620

20,000		Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	20,550

420,000		Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	348,075

		El Pollo Loco Inc.:

755,000		Senior Notes, 11.750% due 11/15/13	690,825

190,000		Senior Secured Notes, 11.750% due 12/1/12(a)	198,075

265,000		Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15(a)(d)	3,975

		Harrah’s Operating Co. Inc.:

900,000		Senior Notes, 10.750% due 2/1/16	738,000

		Senior Secured Notes:

170,000		10.000% due 12/15/15(a)	139,400

350,000		11.250% due 6/1/17(a)	367,937

530,000		Harrah’s Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	557,162

480,000		Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	314,400

1,000,000		Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(d)(e)	418,750

245,000		Landry’s Restaurants Inc., Senior Secured Notes, 11.625% due 12/1/15(a)	260,925

223,000	GBP	Marstons Issuer PLC, Secured Bonds, 5.641% due 7/15/35(c)	261,000

		MGM MIRAGE Inc.:

15,000		Notes, 6.750% due 9/1/12	13,463

		Senior Notes:

30,000		8.500% due 9/15/10	30,000

20,000		6.625% due 7/15/15	15,650

575,000		11.375% due 3/1/18(a)	517,500

		Senior Secured Notes:

35,000		10.375% due 5/15/14(a)	38,150

85,000		11.125% due 11/15/17(a)	94,563

625,000		Senior Subordinated Notes, 8.375% due 2/1/11	595,312

		Mohegan Tribal Gaming Authority:

330,000		Senior Secured Notes, 11.500% due 11/1/17(a)	338,250

55,000		Senior Subordinated Notes, 6.875% due 2/15/15	36,025

See Notes to Financial Statements.

14   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Hotels, Restaurants & Leisure — 5.4% continued

370,000		NCL Corp. Ltd., Senior Secured Notes, 11.750% due 11/15/16(a)	$367,225

100,000		Penn National Gaming Inc., Senior Subordinated Notes, 8.750% due 8/15/19(a)	102,750

330,000		Pinnacle Entertainment Inc., Senior Notes, 8.625% due 8/1/17(a)	338,250

325,000		Sbarro Inc., Senior Notes, 10.375% due 2/1/15	256,750

		Snoqualmie Entertainment Authority, Senior Secured Notes:

235,000		4.680% due 2/1/14(a)(c)	116,325

40,000		9.125% due 2/1/15(a)	21,400

		Station Casinos Inc.:

		Senior Notes:

465,000		6.000% due 4/1/12(d)(e)	72,656

555,000		7.750% due 8/15/16(d)(e)	89,494

75,000		Senior Subordinated Notes, 6.625% due 3/15/18(d)(e)	750

105,000		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Secured Notes, 7.875% due 11/1/17(a)	106,837

		Total Hotels, Restaurants & Leisure	8,292,677
		Household Durables — 1.1%
		American Greetings Corp., Senior Notes:

95,000		7.375% due 6/1/16	93,100

45,000		7.375% due 6/1/16	41,400

		Norcraft Cos. LP/Norcraft Finance Corp.:

550,000		Senior Secured Notes, 10.500% due 12/15/15(a)	566,500

900,000		Senior Subordinated Notes, 9.000% due 11/1/11(e)	901,125

96,000		Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12(e)	92,640

		Total Household Durables	1,694,765
		Leisure Equipment & Products — 0.6%
450,000	EUR	Carlson Wagonlit BV, Senior Notes, 6.472% due 5/1/15(a)(c)	490,274

340,000	EUR	Cirsa Capital Luxembourg, Senior Notes, 7.875% due 7/15/12(a)	470,348

		Total Leisure Equipment & Products	960,622
		Media — 4.8%
		Affinion Group Inc.:

340,000		Senior Notes, 10.125% due 10/15/13	351,050

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   15

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Media — 4.8% continued

		Senior Subordinated Notes:

60,000		10.125% due 10/15/13	$61,950

1,100,000		11.500% due 10/15/15	1,157,750

40,000		Cablevision Systems Corp., Senior Notes, 8.000% due 4/15/12	42,500

239,225		CCH II LLC/CCH II Capital Corp., Senior Notes, 13.500% due 11/30/16(a)	280,491

		Cengage Learning Acquisitions Inc.:

95,000		Senior Notes, 10.500% due 1/15/15(a)	91,319

450,000		Senior Subordinated Notes, 13.250% due 7/15/15(a)	439,312

635,000		Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	714,375

38,000		CMP Susquehanna Corp., 3.531% due 5/15/14(a)(c)(e)(f)	13,150

285,000		CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	304,950

255,000		Dex Media West LLC/Dex Media Finance Co., Senior Notes, 8.500% due 8/15/10(d)	276,675

		DISH DBS Corp., Senior Notes:

160,000		7.000% due 10/1/13	165,400

120,000		6.625% due 10/1/14	121,350

735,000		7.875% due 9/1/19	774,506

400,000		Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)	420,000

175,000	EUR	ITV PLC, Senior Notes, 10.000% due 6/30/14	264,130

230,000	EUR	Lighthouse International Co. SA, Senior Secured Notes, 8.000% due 4/30/14(a)	220,910

140,000		NET Servicos de Comunicacao SA, Bonds, 7.500% due 1/27/20(a)	143,500

400,000		Sun Media Corp., Senior Notes, 7.625% due 2/15/13	366,500

460,000		Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(a)	508,875

		UPC Holding BV, Senior Notes:

260,000	EUR	8.000% due 11/1/16(a)	359,678

140,000		9.875% due 4/15/18(a)	148,400

165,000		Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	174,694

		Total Media	7,401,465

See Notes to Financial Statements.

16   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Multiline Retail — 0.7%
		Neiman Marcus Group Inc.:

736,951		Senior Notes, 9.000% due 10/15/15(b)	$724,054

435,000		Senior Secured Notes, 7.125% due 6/1/28	384,975

		Total Multiline Retail	1,109,029
		Specialty Retail — 1.4%
370,000		Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14(a)	353,350

450,000	EUR	Edcon Proprietary Ltd., Senior Notes, 3.964% due 6/15/14(a)(c)	418,023

300,000		Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	308,250

35,000		Limited Brands Inc., Senior Notes, 8.500% due 6/15/19(a)	38,238

		Michaels Stores Inc.:

465,000		Senior Notes, 10.000% due 11/1/14	483,600

150,000		Senior Subordinated Bonds, 11.375% due 11/1/16	158,625

430,000		Senior Subordinated Notes, step bond to yield 12.498% due 11/1/16	356,900

		Total Specialty Retail	2,116,986
		Textiles, Apparel & Luxury Goods — 0.4%
535,000		Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	591,175
		TOTAL CONSUMER DISCRETIONARY	25,134,554

CONSUMER STAPLES — 1.7%

		Food Products — 1.2%
150,000		Bumble Bee Foods LLC, Senior Secured Notes, 7.750% due 12/15/15(a)	150,750

400,000	EUR	Campofrio Food Group SA, Senior Notes, 8.250% due 10/31/16(a)	575,570

400,000		Ciliandra Perkasa Finance Co. Pte Ltd., Senior Notes, 10.750% due 12/8/11(a)	411,081

230,000		Del Monte Corp., Senior Subordinated Notes, 7.500% due 10/15/19(a)	238,050

170,000		Dole Food Co. Inc., Senior Secured Notes, 8.000% due 10/1/16(a)	173,400

250,000		Smithfield Foods Inc., Senior Secured Notes, 10.000% due 7/15/14(a)	272,500

		Total Food Products	1,821,351
		Household Products — 0.1%
145,000		American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	145,363

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   17

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†	SECURITY	VALUE
	Personal Products — 0.1%
200,000	Revlon Consumer Products Corp., Senior Secured Notes, 9.750% due 11/15/15(a)	$207,500
	Tobacco — 0.3%
	Alliance One International Inc., Senior Notes:

245,000	10.000% due 7/15/16(a)	258,475

120,000	10.000% due 7/15/16(a)	126,600

	Total Tobacco	385,075
	TOTAL CONSUMER STAPLES	2,559,289

ENERGY — 12.4%

	Energy Equipment & Services — 1.6%
390,000	Basic Energy Services Inc., Senior Secured Notes, 11.625% due 8/1/14	419,250

190,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	188,338

160,000	Geokinetics Holdings Inc., Senior Secured Notes, 9.750% due 12/15/14(a)	158,000

230,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	230,000

225,000	Hercules Offshore LLC, Senior Secured Notes, 10.500% due 10/15/17(a)	238,500

360,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	362,700

140,000	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., Senior Secured Notes, 10.875% due 6/1/16(a)	149,450

550,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	567,875

60,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	69,298

	Total Energy Equipment & Services	2,383,411
	Oil, Gas & Consumable Fuels — 10.8%
290,000	Adaro Indonesia PT, Notes, 7.625% due 10/22/19(a)	288,187

290,000	Arch Coal Inc., Senior Notes, 8.750% due 8/1/16(a)	308,125

430,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	382,700

1,450,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,363,000

275,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	300,437

	Chesapeake Energy Corp., Senior Notes:

210,000	6.500% due 8/15/17	206,850

485,000	6.250% due 1/15/18	468,025

450,000	7.250% due 12/15/18	455,625

300,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.750% due 5/15/17	299,250

See Notes to Financial Statements.

18   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 10.8% continued

862,309		Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 1.784% due 4/15/10(a)(b)(c)(f)	$702,782

580,000		Ecopetrol SA, Senior Notes, 7.625% due 7/23/19	645,830

275,000		El Paso Corp., Notes, 7.875% due 6/15/12	286,290

100,000		Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/1/16	106,000

525,000		Enterprise Products Operating LLP, Junior Subordinated Notes, 8.375% due 8/1/66(c)	512,509

385,000		Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	404,250

20,000		Griffin Coal Mining Co. Pty Ltd., Senior Notes, 9.500% due 12/1/16(a)(d)	11,925

500,000		Indo Integrated Energy BV, Senior Subordinated Notes, 9.000% due 6/1/12	505,039

125,000		Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	127,500

265,000	GBP	Infinis PLC, Senior Notes, 9.125% due 12/15/14(a)	436,589

685,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	661,881

580,000		KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	630,750

		LUKOIL International Finance BV:

130,000		Bonds, 6.656% due 6/7/22(a)	124,800

250,000		Notes, 6.356% due 6/7/17(a)	246,875

		Mariner Energy Inc., Senior Notes:

135,000		7.500% due 4/15/13	135,000

225,000		8.000% due 5/15/17	217,125

500,000		MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	517,500

435,000		Murray Energy Corp., Senior Secured Notes, 10.250% due 10/15/15(a)	435,000

		OPTI Canada Inc., Senior Secured Notes:

250,000		9.000% due 12/15/12(a)	256,875

130,000		7.875% due 12/15/14	107,250

180,000		8.250% due 12/15/14	149,175

250,000		Petrobras International Finance Co., Senior Notes, 6.875% due 1/20/40	258,150

		Petrohawk Energy Corp., Senior Notes:

290,000		9.125% due 7/15/13	304,500

170,000		7.875% due 6/1/15	172,550

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   19

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 10.8% continued

320,000	Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes, 9.750% due 8/14/19(a)	$359,600

450,000	Petroplus Finance Ltd., Senior Notes, 6.750% due 5/1/14(a)	425,250

	Plains Exploration & Production Co., Senior Notes:

320,000	10.000% due 3/1/16	352,000

265,000	8.625% due 10/15/19	273,612

	Quicksilver Resources Inc., Senior Notes:

360,000	8.250% due 8/1/15	370,800

220,000	11.750% due 1/1/16	250,800

	SandRidge Energy Inc., Senior Notes:

1,095,000	8.625% due 4/1/15(b)	1,100,475

75,000	8.000% due 6/1/18(a)	74,063

250,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	224,375

400,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	416,500

330,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	315,150

	Whiting Petroleum Corp., Senior Subordinated Notes:

75,000	7.250% due 5/1/12	75,750

250,000	7.000% due 2/1/14	252,188

5,000	Williams Cos. Inc., Notes, 7.875% due 9/1/21	5,746

	Total Oil, Gas & Consumable Fuels	16,524,653
	TOTAL ENERGY	18,908,064

FINANCIALS — 15.3%

	Capital Markets — 0.0%
325,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes, 5.250% due 2/6/12(d)	65,000
	Commercial Banks — 2.8%
230,000	BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes, 5.625% due 3/8/35	184,678

200,000	Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19(a)(c)(g)	212,672

500,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(c)	449,490

320,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19(a)(c)(g)	391,245

	Royal Bank of Scotland Group PLC, Subordinated Notes:

175,000	5.000% due 11/12/13	157,298

70,000	5.050% due 1/8/15	60,787

See Notes to Financial Statements.

20   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Commercial Banks — 2.8% continued

		RSHB Capital, Loan Participation Notes, Senior Secured Notes:

1,390,000		7.175% due 5/16/13(a)	$1,476,875

570,000		9.000% due 6/11/14(a)	649,475

530,000		Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(c)(g)	516,750

155,000		Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(c)(g)	166,625

		Total Commercial Banks	4,265,895
		Consumer Finance — 4.1%
244,000	EUR	Fiat Finance & Trade Ltd. SA, Senior Notes, 9.000% due 7/30/12(a)	379,927

300,000	EUR	Fiat Finance North America Inc., Senior Notes, 5.625% due 6/12/17	398,356

710,000		FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	788,988

380,000		Ford Motor Credit Co., Notes, 7.000% due 10/1/13	379,735

2,465,000		Ford Motor Credit Co., LLC, Senior Notes, 12.000% due 5/15/15	2,861,372

		GMAC LLC:

1,027,000		Senior Notes, 8.000% due 11/1/31(a)	934,570

54,000		Subordinated Notes, 8.000% due 12/31/18(a)	48,060

		SLM Corp., Senior Notes:

257,000	GBP	5.375% due 12/15/10	399,158

140,000		8.450% due 6/15/18	138,351

		Total Consumer Finance	6,328,517
		Diversified Financial Services — 5.9%
260,000		Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities, 10.250% due 8/15/39	303,034

540,000		CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	440,775

		CIT Group Inc., Senior Secured Bonds:

54,489		7.000% due 5/1/13	51,219

81,733		7.000% due 5/1/14	76,114

81,733		7.000% due 5/1/15	73,559

336,222		7.000% due 5/1/16	297,556

880,710		7.000% due 5/1/17	768,420

140,000		Countrywide Capital III, Junior Subordinated Notes, 8.050% due 6/15/27	131,547

540,000		Fresenius U.S. Finance II Inc., Senior Notes, 9.000% due 7/15/15(a)	596,700

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   21

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Diversified Financial Services — 5.9% continued

		Galaxy Entertainment Finance Co., Ltd., Senior Notes:

200,000		5.400% due 12/15/10(a)(c)	$201,000

350,000		9.875% due 12/15/12(a)	351,750

		General Electric Capital Corp., Subordinated Bonds:

384,000	EUR	4.625% due 9/15/66(a)(c)	418,367

230,000	EUR	5.500% due 9/15/67(a)(c)	257,179

50,000		International Lease Finance Corp., Medium-Term Notes, Senior Notes, 5.750% due 6/15/11	45,955

314,000	EUR	ISS Financing PLC, Senior Secured Bonds, 11.000% due 6/15/14(a)	487,271

550,000		JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(c)(g)	569,159

200,000		Leighton Finance International, Senior Bonds, 7.875% due 5/16/11	197,910

		Leucadia National Corp., Senior Notes:

330,000		7.750% due 8/15/13	332,887

320,000		8.125% due 9/15/15	328,000

120,000		MMG Fiduciary & Trust Corp., 6.750% due 2/1/16(a)	107,140

		TNK-BP Finance SA:

490,000		7.875% due 3/13/18(a)	507,150

		Senior Notes:

400,000		7.500% due 7/18/16(a)	415,500

110,000		7.500% due 7/18/16(a)	113,300

150,000		7.875% due 3/13/18(a)	154,875

		UPC Germany GmbH:

300,000		Senior Secured Bonds, 8.125% due 12/1/17(a)	304,875

360,000	EUR	Senior Subordinated Notes, 9.625% due 12/1/19(a)	522,529

860,000		Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	895,475

		Total Diversified Financial Services	8,949,246
		Insurance — 1.0%
		American International Group Inc.:

210,000		Junior Subordinated Notes, 8.175% due 5/15/58(c)	140,175

		Medium-Term Notes, Senior Notes:

555,000		5.450% due 5/18/17	449,810

170,000		5.850% due 1/16/18	139,701

See Notes to Financial Statements.

22   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Insurance — 1.0% continued

		Senior Notes:

180,000		5.050% due 10/1/15	$150,345

390,000		8.250% due 8/15/18	366,699

300,000		Everest Reinsurance Holdings Inc., Subordinated Notes, 6.600% due 5/15/37(c)	223,500

130,000		MetLife Capital Trust IV, Junior Subordinated Notes, 7.875% due 12/15/37(a)	130,650

		Total Insurance	1,600,880
		Real Estate Investment Trusts (REITs) — 0.5%
180,000		DuPont Fabros Technology LP, Senior Notes, 8.500% due 12/15/17(a)	183,825

115,000		Host Hotels & Resorts, LP, Senior Notes, 6.375% due 3/15/15	113,275

		Ventas Realty LP/Ventas Capital Corp., Senior Notes:

230,000		9.000% due 5/1/12	241,500

45,000		6.500% due 6/1/16	43,650

175,000		6.750% due 4/1/17	170,188

		Total Real Estate Investment Trusts (REITs)	752,438
		Real Estate Management & Development — 0.9%
500,000		Agile Property Holdings Ltd., Senior Bonds, 9.000% due 9/22/13(a)	507,455

231,400		Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.289% due 6/30/15(a)(e)	57,850

133,000	GBP	Castle HoldCo 4 Ltd., Senior Secured Notes, 10.000% due 5/8/18(a)	216,970

		Realogy Corp.:

650,000		Senior Notes, 10.500% due 4/15/14	565,500

63,907		Senior Toggle Notes, 11.000% due 4/15/14(b)	53,043

		Total Real Estate Management & Development	1,400,818
		Thrifts & Mortgage Finance — 0.1%
85,000		Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	75,225
		TOTAL FINANCIALS	23,438,019

HEALTH CARE — 4.3%

		Biotechnology — 0.2%
200,000		Talecris Biotherapeutics Holdings Corp., Senior Notes, 7.750% due 11/15/16(a)	204,000

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   23

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Health Care Equipment & Supplies — 0.4%
		Biomet Inc.:

270,000		Senior Notes, 10.000% due 10/15/17	$294,637

310,000		Senior Toggle Notes, 10.375% due 10/15/17(b)	337,900

		Total Health Care Equipment & Supplies	632,537
		Health Care Providers & Services — 3.7%
1,155,000		CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	975,975

1,398,000		HCA Inc., Senior Secured Notes, 9.625% due 11/15/16(b)	1,516,830

250,000		IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	254,375

		Tenet Healthcare Corp.:

		Senior Notes:

742,000		9.000% due 5/1/15(a)	805,070

242,000		10.000% due 5/1/18(a)	272,250

281,000		Senior Secured Notes, 8.875% due 7/1/19(a)	304,885

		Universal Hospital Services Inc., Senior Secured Notes:

130,000		3.859% due 6/1/15(c)	110,175

225,000		8.500% due 6/1/15(b)	222,750

1,098,000		US Oncology Holdings Inc., Senior Notes, 6.428% due 3/15/12(b)(c)	1,032,120

180,000		US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17	189,900

		Total Health Care Providers & Services	5,684,330
		Pharmaceuticals — 0.0%
1,300,000		Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(d)(e)	1,755
		TOTAL HEALTH CARE	6,522,622

INDUSTRIALS — 8.6%

		Aerospace & Defense — 1.5%
280,000	EUR	Bombardier Inc., Senior Notes, 7.250% due 11/15/16(a)	411,429

50,000		Freedom Group Inc., Senior Secured Notes, 10.250% due 8/1/15(a)	53,312

1,535,915		Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	944,588

480,000		L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	481,800

350,000		TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14(a)	357,000

		Total Aerospace & Defense	2,248,129

See Notes to Financial Statements.

24   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Air Freight & Logistics — 0.4%
650,000		TGI International Ltd., Senior Notes, 9.500% due 10/3/17(a)	$705,250
		Airlines — 1.8%
100,000		American Airlines Inc., Senior Secured Notes, 10.500% due 10/15/12(a)	105,000

350,000		Continental Airlines Inc., Pass-Through Certificates, 7.339% due 4/19/14	319,375

1,320,000		DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	1,122,000

		Delta Air Lines Inc.:

		Pass-Through Certificates:

455,000		7.711% due 9/18/11	448,175

251,153		8.954% due 8/10/14	223,526

160,000		Subordinated Notes, 9.750% due 12/17/16	162,800

		Senior Secured Notes:

160,000		9.500% due 9/15/14(a)	167,000

180,000		12.250% due 3/15/15(a)	180,900

		Total Airlines	2,728,776
		Building Products — 0.5%
655,000		Associated Materials Inc., Senior Discount Notes, 11.250% due 3/1/14	635,350

30,133		Nortek Inc., Senior Secured Notes, 11.000% due 12/1/13	31,640

55,000		USG Corp., Senior Notes, 9.750% due 8/1/14(a)	58,987

		Total Building Products	725,977
		Commercial Services & Supplies — 1.6%
305,000		ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15(a)	337,025

740,000		Altegrity Inc., Senior Subordinated Notes, 11.750% due 5/1/16(a)	641,025

315,000		DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	320,513

180,000		Geo Group Inc., Senior Notes, 7.750% due 10/15/17(a)	185,175

46,000	EUR	ISS Global A/S, Euro Medium-Term Notes, 4.750% due 9/18/10	66,355

		RSC Equipment Rental Inc.:

455,000		Senior Notes, 9.500% due 12/1/14	457,844

390,000		Senior Secured Notes, 10.000% due 7/15/17(a)	426,075

		Total Commercial Services & Supplies	2,434,012

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   25

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†	SECURITY	VALUE
	Construction & Engineering — 0.3%
520,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	$540,800
	Machinery — 0.2%
170,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	159,588

140,000	Trimas Corp., Senior Secured Notes, 9.750% due 12/15/17(a)	138,075

	Total Machinery	297,663
	Marine — 0.3%
430,000	Trico Shipping AS, Senior Secured Notes, 11.875% due 11/1/14(a)	449,888
	Road & Rail — 1.3%
	Kansas City Southern de Mexico, Senior Notes:

535,000	9.375% due 5/1/12	557,737

185,000	7.625% due 12/1/13	183,150

130,000	7.375% due 6/1/14	127,400

280,000	12.500% due 4/1/16	323,400

90,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	104,850

697,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17	744,919

	Total Road & Rail	2,041,456
	Trading Companies & Distributors — 0.7%
345,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	347,156

90,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	90,900

285,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	286,781

530,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(e)	335,225

	Total Trading Companies & Distributors	1,060,062
	TOTAL INDUSTRIALS	13,232,013

INFORMATION TECHNOLOGY — 1.2%

	IT Services — 0.8%
362,100	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)	343,995

465,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	431,288

370,000	GXS Worldwide Inc., Senior Secured Notes, 9.750% due 6/15/15(a)	365,375

	Total IT Services	1,140,658

See Notes to Financial Statements.

26   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Semiconductors & Semiconductor Equipment — 0.4%
90,000		Advanced Micro Devices Inc., Senior Notes, 8.125% due 12/15/17(a)	$90,113

		Freescale Semiconductor Inc.:

		Senior Notes:

265,000		8.875% due 12/15/14	244,462

110,119		9.125% due 12/15/14(b)	97,868

275,000		Senior Subordinated Notes, 10.125% due 12/15/16	222,750

		Total Semiconductors & Semiconductor Equipment	655,193
		TOTAL INFORMATION TECHNOLOGY	1,795,851

MATERIALS — 12.8%

		Chemicals — 1.3%
150,000		Arco Chemical Co., Debentures, 9.800% due 2/1/20(d)(e)	107,250

280,000		Ashland Inc., Senior Notes, 9.125% due 6/1/17(a)	308,000

270,000	EUR	Cognis Deutschland GmbH & Co. KG, Senior Notes, 9.500% due 5/15/14(a)	400,605

435,000		Georgia Gulf Corp., Senior Secured Notes, 9.000% due 1/15/17(a)	441,525

140,000		Koppers Inc., Senior Notes, 7.875% due 12/1/19(a)	142,100

70,000	EUR	Rhodia SA, Senior Notes, 3.492% due 10/15/13(a)(c)	94,077

240,000		Solutia Inc., Senior Notes, 8.750% due 11/1/17	251,100

255,000		Terra Capital Inc., Senior Notes, 7.750% due 11/1/19(a)	274,125

		Total Chemicals	2,018,782
		Construction Materials — 0.4%
125,000		Headwaters Inc., Senior Secured Notes, 11.375% due 11/1/14(a)	130,938

290,000	EUR	HeidelbergCement AG, Senior Notes, 8.500% due 10/31/19	441,704

		Total Construction Materials	572,642
		Containers & Packaging — 1.8%
432,038	EUR	Ardagh Glass Group PLC, Senior Notes, 10.750% due 3/1/15(b)	560,510

200,000		Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., Senior Secured Notes, 8.250% due 11/15/15(a)	202,000

190,000	EUR	Beverage Packaging Holdings Luxembourg II SA, Senior Notes, 9.500% due 6/15/17(a)	266,246

312,000	EUR	Clondalkin Industries BV, Senior Secured Notes, 8.000% due 3/15/14(a)	402,541

260,000	EUR	Impress Holdings BV, Senior Bonds, 9.250% due 9/15/14(a)	389,495

120,000		Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(d)(e)(f)	0

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   27

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Containers & Packaging — 1.8% continued

175,000		Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16	$190,969

350,000		Solo Cup Co., Senior Secured Notes, 10.500% due 11/1/13(a)	374,500

420,000		Viskase Cos. Inc., Senior Secured Notes, 9.875% due 1/15/18(a)	425,250

		Total Containers & Packaging	2,811,511
		Metals & Mining — 4.9%
550,000		CII Carbon LLC, 11.125% due 11/15/15(a)	556,187

990,000		Evraz Group SA, Notes, 8.875% due 4/24/13(a)	990,990

800,000		Gerdau Holdings Inc., Senior Notes, 7.000% due 1/20/20(a)	826,000

915,000		Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	929,869

		Novelis Inc., Senior Notes:

490,000		7.250% due 2/15/15	469,175

200,000		11.500% due 2/15/15(a)	215,250

640,000		Prime Dig Pte Ltd., Notes, 11.750% due 11/3/14(a)	649,600

120,000		Rio Tinto Finance USA Ltd., Senior Notes, 9.000% due 5/1/19	152,124

405,000		Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	425,250

		Teck Resources Ltd., Senior Secured Notes:

190,000		9.750% due 5/15/14	220,163

160,000		10.250% due 5/15/16	187,200

		Vale Overseas Ltd., Notes:

102,000		6.250% due 1/23/17	106,653

1,000,000		6.875% due 11/21/36	1,001,661

770,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	783,475

		Total Metals & Mining	7,513,597
		Paper & Forest Products — 4.4%
647,499		Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(d)	651,546

911,000		Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15(a)	775,489

550,000		Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16(a)	585,750

550,000	EUR	Lecta SA, Senior Secured Notes, 3.339% due 2/15/14(a)(c)	638,646

		M-real Oyj, Senior Notes:

180,000	EUR	5.589% due 12/15/10(c)	251,588

300,000	EUR	9.250% due 4/1/13	368,781

580,000		NewPage Corp., Senior Secured Notes, 11.375% due 12/31/14(a)	588,700

687,547		Newpage Holding Corp., Senior Notes, 7.564% due 11/1/13(b)(c)	210,561

See Notes to Financial Statements.

28   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Paper & Forest Products — 4.4% continued

423,000	EUR	PE Paper Escrow GmbH, Senior Secured Notes, 11.750% due 8/1/14(a)	$662,483

330,000		Sino-Forest Corp., Senior Bonds, 10.250% due 7/28/14(a)	355,353

550,000		Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	471,625

301,000	EUR	Smurfit Kappa Acquisitions, Senior Secured Notes, 7.750% due 11/15/19(a)	418,553

		Verso Paper Holdings LLC:

390,000		9.125% due 8/1/14	374,400

325,000		Senior Secured Notes, 11.500% due 7/1/14(a)	359,125

		Total Paper & Forest Products	6,712,600
		TOTAL MATERIALS	19,629,132

TELECOMMUNICATION SERVICES — 8.3%

		Diversified Telecommunication Services — 5.0%
650,000		Axtel SAB de CV, Senior Notes, 7.625% due 2/1/17(a)	640,250

340,000	EUR	BCM Ireland Preferred Equity Ltd., Senior Notes, 7.714% due 2/15/17(a)(b)(c)	218,456

230,000		CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17(a)	246,100

20,000		Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	15,700

810,000		Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(d)(e)	81

210,000		Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	228,375

290,000		Intelsat Corp., Senior Notes, 9.250% due 8/15/14	299,425

580,000		Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.982% due 2/1/15	598,850

		Intelsat Jackson Holdings Ltd., Senior Notes:

260,000		9.500% due 6/15/16	279,500

730,000		11.500% due 6/15/16	792,050

20,000		8.500% due 11/1/19(a)	20,700

		Level 3 Financing Inc., Senior Notes:

485,000		12.250% due 3/15/13	516,525

530,000		9.250% due 11/1/14	503,500

380,000		Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	403,750

445,000		Qwest Communications International Inc., Senior Notes, 8.000% due 10/1/15(a)	459,462

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   29

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†	SECURITY	VALUE
	Diversified Telecommunication Services — 5.0% continued

970,000	VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13(a)	$1,033,212

	Wind Acquisition Finance SA:

345,000	Senior Bonds, 12.000% due 12/1/15(a)	370,875

260,000	Senior Notes, 11.750% due 7/15/17(a)	285,350

370,000	Wind Acquisition Holdings Finance SpA, Senior Notes, 12.250% due 7/15/17(a)	366,300

420,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	429,450

	Total Diversified Telecommunication Services	7,707,911
	Wireless Telecommunication Services — 3.3%
350,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)(e)	422,272

575,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16	576,438

380,000	iPCS Inc., Senior Secured Notes, 2.406% due 5/1/13(c)	357,200

	Sprint Capital Corp., Senior Notes:

870,000	8.375% due 3/15/12	904,800

1,265,000	8.750% due 3/15/32	1,198,587

	True Move Co., Ltd.:

635,000	10.750% due 12/16/13(a)	615,950

945,000	Notes, 10.750% due 12/16/13(a)	916,650

	Total Wireless Telecommunication Services	4,991,897
	TOTAL TELECOMMUNICATION SERVICES	12,699,808

UTILITIES — 6.1%

	Electric Utilities — 1.0%
	EEB International Ltd.:

100,000	8.750% due 10/31/14(a)	108,500

550,000	Senior Bonds, 8.750% due 10/31/14(a)	596,750

155,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	159,650

810,000	Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.250% due 11/1/15	660,150

	Total Electric Utilities	1,525,050
	Gas Utilities — 0.2%
275,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	276,375

See Notes to Financial Statements.

30   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 4.8%
	AES Corp., Senior Notes:

270,000	8.875% due 2/15/11	$282,825

280,000	9.750% due 4/15/16(a)	308,000

390,000	8.000% due 10/15/17	402,187

	Dynegy Holdings Inc.:

250,000	Senior Debentures, 7.625% due 10/15/26	173,750

935,000	Senior Notes, 7.750% due 6/1/19	815,787

	Edison Mission Energy, Senior Notes:

595,000	7.500% due 6/15/13	562,275

290,000	7.750% due 6/15/16	247,950

255,000	7.200% due 5/15/19	194,438

	Energy Future Holdings Corp., Senior Notes:

675,000	10.875% due 11/1/17	555,187

3,259,076	11.250% due 11/1/17(b)	2,322,092

	Mirant Americas Generation LLC, Senior Notes:

100,000	8.500% due 10/1/21	95,500

130,000	9.125% due 5/1/31	117,650

496,890	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	524,219

	NRG Energy Inc., Senior Notes:

125,000	7.250% due 2/1/14	126,875

245,000	7.375% due 2/1/16	245,919

310,000	7.375% due 1/15/17	311,550

65,000	RRI Energy Inc., Senior Notes, 7.875% due 6/15/17	64,188

	Total Independent Power Producers & Energy Traders	7,350,392
	Multi-Utilities — 0.1%
150,000	Empresas Publicas de Medellin ESP, Senior Notes, 7.625% due 7/29/19(a)	165,750

	TOTAL UTILITIES	9,317,567

	TOTAL CORPORATE BONDS & NOTES (Cost — $129,075,832)	133,236,919

ASSET-BACKED SECURITY — 0.0%

FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
123,463	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(d)(e)(f) (Cost — $127,155)	0

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   31

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†		SECURITY	VALUE
		Diversified Financial Services — 0.0% continued

COLLATERALIZED SENIOR LOANS — 2.0%

CONSUMER DISCRETIONARY — 0.4%
		Auto Components — 0.3%
478,412		Allison Transmission Inc., Term Loan B, 3.060% due 8/7/14(a)(c)	$440,498
		Specialty Retail — 0.1%
		Michaels Stores Inc., Term Loan B:

106,301		2.563% due 10/31/13(c)	96,335

143,057		4.813% due 7/31/16(c)	135,061

		Total Specialty Retail	231,396
		TOTAL CONSUMER DISCRETIONARY	671,894

ENERGY — 0.4%

		Energy Equipment & Services — 0.4%
781,030		Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(a)(c)(e)	671,686

FINANCIALS — 0.7%

		Real Estate Management & Development — 0.7%
1,000,000		Realogy Corp., Term Loan, 13.500% due 10/15/17(c)	1,060,833

INDUSTRIALS — 0.3%

		Airlines — 0.3%
500,000		United Airlines Inc., Term Loan B, 2.313% due 1/12/14(c)	393,750

MATERIALS — 0.2%

		Chemicals — 0.2%
287,432		Lyondell Chemical Co., Term Loan, 5.213% due 12/20/14(a)(c)	214,676
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,793,973)	3,012,839

CONVERTIBLE BONDS & NOTES — 0.3%

INDUSTRIALS — 0.3%
		Airlines — 0.0%
30,000		AMR Corp., Senior Notes, 6.250% due 10/15/14	31,237
		Marine — 0.3%
560,000		Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	457,800
		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $508,609)	489,037

SOVEREIGN BONDS — 5.0%

		Brazil — 0.6%
1,800,000	BRL	Brazil Nota do Tesouro Nacional, Notes, 10.000% due 1/1/12	1,000,701
		Colombia — 0.4%
477,000		Republic of Colombia, Senior Notes, 7.375% due 3/18/19	542,587

See Notes to Financial Statements.

32   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FACE
AMOUNT†	SECURITY	VALUE
	Indonesia — 0.4%
560,000	Republic of Indonesia, Senior Bonds, 6.875% due 1/17/18(a)	$614,600
	Panama — 0.4%
615,000	Republic of Panama, 6.700% due 1/26/36	651,900
	Russia — 0.7%
65,000	Russian Federation, 11.000% due 7/24/18(a)	91,244

849,760	Russian Foreign Bond-Eurobond, Senior Bonds, 7.500% due 3/31/30(a)	967,664

	Total Russia	1,058,908
	Turkey — 0.7%
	Republic of Turkey, Senior Notes:

620,000	7.500% due 7/14/17	706,800

300,000	7.000% due 3/11/19	328,500

	Total Turkey	1,035,300
	United Arab Emirates — 0.2%
330,000	MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14(a)	343,445
	Venezuela — 1.6%
3,708,000	Bolivarian Republic of Venezuela, 5.750% due 2/26/16(a)	2,428,740
	TOTAL SOVEREIGN BONDS (Cost — $7,080,458)	7,676,181

SHARES

COMMON STOCKS — 1.2%

CONSUMER DISCRETIONARY — 0.8%
	Media — 0.8%
26,001	Charter Communications Inc.(f)*	923,036

8,030	Charter Communications Inc., Class A Shares*	285,065

509	SuperMedia Inc.(f)	24,175
	TOTAL CONSUMER DISCRETIONARY	1,232,276

ENERGY — 0.1%

	Oil, Gas & Consumable Fuels — 0.1%
2,497	SemGroup Corp., Class A Shares(f)*	59,926

FINANCIALS — 0.1%

	Diversified Financial Services — 0.1%
4,690	CIT Group Inc.*	129,497

INDUSTRIALS — 0.0%

	Building Products — 0.0%
906	Nortek Inc.*	32,148

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   33

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

SHARES	SECURITY	VALUE
	Building Products — 0.0% continued

MATERIALS — 0.2%

	Chemicals — 0.2%
19,278	Georgia Gulf Corp.*	$335,052
	TOTAL COMMON STOCKS (Cost — $2,281,350)	1,788,899

CONVERTIBLE PREFERRED STOCKS — 0.8%

FINANCIALS — 0.8%
	Diversified Financial Services — 0.8%
830	Bank of America Corp., 7.250%	729,570

4,800	Citigroup Inc., 7.500% due 12/15/12*	500,832
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,302,194)	1,230,402

ESCROWED SHARES — 0.0%

CONSUMER DISCRETIONARY — 0.0%
	Textiles, Apparel & Luxury Goods — 0.0%
75,000	Pillowtex Corp., 9.000% due 12/15/49(e)(f)* (Cost — $0)	0

PREFERRED STOCKS — 0.1%

CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
8,862	CMP Susquehanna Radio Holdings Corp., 0.000%(a)(c)(e)(f)*	9

1	ION Media Networks Inc., Series B, 12.000%(e)(f)*	0
	TOTAL CONSUMER DISCRETIONARY	9

FINANCIALS — 0.1%

	Consumer Finance — 0.1%
353	GMAC Inc., 7.000%(a)*	232,693
	Thrifts & Mortgage Finance — 0.0%
14,050	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(c)(h)*	14,753

	TOTAL FINANCIALS	247,446

	TOTAL PREFERRED STOCKS (Cost — $472,438)	247,455

WARRANTS

WARRANTS — 0.0%

389	Buffets Restaurant Holdings, Expires 4/28/14(e)(f)*	0

509	Charter Communications Inc., Expires 11/30/14*	2,544

10,127	CNB Capital Trust, Expires 3/23/19(a)(e)(f)*	10

2,304	Nortek Inc., Expires 12/7/14(f)*	29,378

See Notes to Financial Statements.

34   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

WARRANTS	SECURITY	VALUE
	Thrifts & Mortgage Finance — 0.0% continued

2,628	SemGroup Corp., Expires 11/30/14(e)(f)*	$0

1	Turbo Beta Ltd., Expires 11/1/14(e)(f)*	0

	TOTAL WARRANTS (Cost — $30,674)	31,932

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $143,672,683)	147,713,664

FACE
AMOUNT

SHORT-TERM INVESTMENT — 1.0%

	Repurchase Agreement — 1.0%
$1,502,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity — $1,502,001 (Fully collateralized by U.S. government agency obligation, 0.900% due 4/8/10 Market Value — $1,533,323) (Cost — $1,502,000)	1,502,000
	TOTAL INVESTMENTS — 97.5% (Cost — $145,174,683#)	149,215,664

	Other Assets in Excess of Liabilities — 2.5%	3,811,155
	TOTAL NET ASSETS — 100.0%	$153,026,819

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.
(d)	The coupon payment on these securities is currently in default as of December 31, 2009.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
#	Aggregate cost for federal income tax purposes is $145,584,666.

Abbreviations used in this schedule:
BRL — Brazilian Real
EUR — Euro
GBP — Great British Pound
OJSC — Open Joint Stock Company

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   35

Statement of assets and liabilities
December 31, 2009

ASSETS:

Investments, at value (Cost — $145,174,683)	$149,215,664

Foreign currency, at value (Cost — $316,375)	310,446

Cash	198

Dividends and interest receivable	3,170,200

Receivable for open forward currency contracts	407,577

Receivable for Portfolio shares sold	150,709

Receivable for securities sold	28,543

Prepaid expenses	2,389

Total Assets	153,285,726

LIABILITIES:

Investment management fee payable	102,003

Payable for Portfolio shares repurchased	29,149

Trustees’ fees payable	6,468

Distribution fees payable	6,142

Accrued expenses	115,145

Total Liabilities	258,907

TOTAL NET ASSETS	$153,026,819

NET ASSETS:

Par value (Note 7)	$204

Paid-in capital in excess of par value	175,568,441

Overdistributed net investment income	(438,132)

Accumulated net realized loss on investments and foreign currency transactions	(26,542,680)

Net unrealized appreciation on investments and foreign currencies	4,438,986

TOTAL NET ASSETS	$153,026,819

Shares Outstanding:

Class I	16,452,937

Class II	3,900,295

Net Asset Value:

Class I	$7.50

Class II	$7.58

See Notes to Financial Statements.

36   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Statement of operations
For the Year Ended December 31, 2009

INVESTMENT INCOME:

Interest	$14,673,651

Dividends	87,787

Total Investment Income	14,761,438

EXPENSES:

Investment management fee (Note 2)	926,471

Shareholder reports (Note 5)	80,144

Distribution fees (Notes 2 and 5)	60,781

Audit and tax	35,417

Custody fees	9,591

Transfer agent fees (Note 5)	8,319

Legal fees	4,449

Insurance	4,257

Trustees’ fees	912

Miscellaneous expenses	4,616

Total Expenses	1,134,957

NET INVESTMENT INCOME	13,626,481

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):

Net Realized Loss From:

Investment transactions	(15,357,484)

Foreign currency transactions	(611,148)

Net Realized Loss	(15,968,632)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	52,378,457

Foreign currencies	394,658

Change in Net Unrealized Appreciation/Depreciation	52,773,115

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	36,804,483

INCREASE IN NET ASSETS FROM OPERATIONS	$50,430,964

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   37

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2009	2008
OPERATIONS:

Net investment income	$13,626,481	$12,135,865

Net realized loss	(15,968,632)	(10,295,400)

Change in net unrealized appreciation/depreciation	52,773,115	(41,700,086)

Increase (Decrease) in Net Assets From Operations	50,430,964	(39,859,621)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):

Net investment income	(13,400,010)	(12,300,007)

Decrease in Net Assets From Distributions to Shareholders	(13,400,010)	(12,300,007)

PORTFOLIO SHARE TRANSACTIONS (NOTE 7):

Net proceeds from sale of shares	43,125,797	33,249,183

Reinvestment of distributions	13,400,010	12,300,007

Cost of shares repurchased	(25,643,807)	(42,040,815)

Increase in Net Assets From Portfolio Share Transactions	30,882,000	3,508,375

INCREASE (DECREASE) IN NET ASSETS	67,912,954	(48,651,253)

NET ASSETS:

Beginning of year	85,113,865	133,765,118

End of year*	$153,026,819	$85,113,865

* Includes overdistributed net investment income of:	$(438,132)	$(165,532)

See Notes to Financial Statements.

38   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Financial highlights

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED DECEMBER 31:

CLASS I SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$5.30	$9.05	$9.83	$9.48	$9.88

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.80	0.82	0.75	0.70	0.67

Net realized and unrealized gain (loss)	2.13	(3.66)	(0.75)	0.31	(0.29)

Total income (loss) from operations	2.93	(2.84)	—	1.01	0.38

LESS DISTRIBUTIONS FROM:

Net investment income	(0.73)	(0.91)	(0.73)	(0.60)	(0.61)

Net realized gains	—	—	(0.05)	(0.06)	(0.17)

Total distributions	(0.73)	(0.91)	(0.78)	(0.66)	(0.78)

NET ASSET VALUE, END OF YEAR	$7.50	$5.30	$9.05	$9.83	$9.48

Total return[3]	55.55%	(30.82)%	(0.07)%	10.64%	3.81%

NET ASSETS, END OF YEAR (000s)	$123,458	$63,782	$103,980	$89,403	$51,913

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.91%	1.12%	0.97%	1.00%[4]	1.10%

Net expenses[5]	0.91	0.98 [6,7]	0.96 [6,7]	1.00 [4,6]	1.00 [6]

Net investment income	11.79	10.01	7.60	7.11	6.72

PORTFOLIO TURNOVER RATE	80%	66%	66%	67%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2007.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.98%.

[5]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 1.00% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   39

Financial highlights continued

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED DECEMBER 31:

CLASS II SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$5.33	$9.08	$9.85	$9.50	$9.90

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.78	0.80	0.73	0.67	0.65

Net realized and unrealized gain (loss)	2.15	(3.67)	(0.76)	0.31	(0.30)

Total income (loss) from operations	2.93	(2.87)	(0.03)	0.98	0.35

LESS DISTRIBUTIONS FROM:

Net investment income	(0.68)	(0.88)	(0.69)	(0.57)	(0.58)

Net realized gains	—	—	(0.05)	(0.06)	(0.17)

Total distributions	(0.68)	(0.88)	(0.74)	(0.63)	(0.75)

NET ASSET VALUE, END OF YEAR	$7.58	$5.33	$9.08	$9.85	$9.50

Total return[3]	55.14%	(31.01)%	(0.33)%	10.34%	3.55%

NET ASSETS, END OF YEAR (000S)	$29,569	$21,332	$29,785	$31,433	$20,057

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.24%	1.21%	1.25%	1.35%[4]	1.41%

Net expenses[5]	1.24	1.19 [6,7]	1.23 [6,7]	1.27 [4,6]	1.25 [6]

Net investment income	11.67	9.73	7.31	6.82	6.48

PORTFOLIO TURNOVER RATE	80%	66%	66%	67%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2007.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 1.33% and 1.25%, respectively.

[5]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares would not exceed 1.25% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

40   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Western Asset Variable Global High Yield Bond Portfolio (formerly known as Legg Mason Partners Variable Global High Yield Bond Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the“1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 16, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   41

Notes to financial statements continued

on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:

Corporate bonds & notes	—	$132,534,137	$702,782	$133,236,919

Asset-backed security	—	—	0	0

Collateralized senior loans	—	3,012,839	—	3,012,839

Convertible bonds & notes	—	489,037	—	489,037

Sovereign bonds	—	7,676,181	—	7,676,181

Common stocks	$781,762	947,211	59,926	1,788,899

Convertible preferred stocks	1,230,402	—	—	1,230,402

Escrowed shares	—	—	0	0

Preferred stocks	14,753	232,693	9	247,455

Warrants	—	2,544	29,388	31,932

Total long-term investments	2,026,917	144,894,642	792,105	147,713,664

Short-term investments†	—	1,502,000	—	1,502,000

Total investments	$2,026,917	$146,396,642	$792,105	$149,215,664

Other financial instruments:

Forward foreign currency contracts	—	$407,577	—	$407,577

Total	$2,026,917	$146,804,219	$792,105	$149,623,241

†	See Schedule of Investments for additional detailed categorizations.

42   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	ASSET-
	BONDS &	BACKED	COMMON	ESCROWED	PREFERRED
INVESTMENTS IN SECURITIES	NOTES	SECURITIES	STOCKS	SHARES	STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2008	$145,985	—	—	—	—	—	$145,985

Accrued premiums/discounts	790	$(324)	—	—	—	—	466

Realized gain/(loss)[1]	(125,000)	—	$(161,298)	—	$(78)	$(383)	(286,759)

Change in unrealized appreciation (depreciation)[2]	231,338	324	144,010	—	(3,679)	115	372,108

Net purchases (sales)	(29,587)	—	77,214	—	3,766	29,656	81,049

Net transfers in and/or out of Level 3	479,256	—	—	—	—	—	479,256

Balance as of December 31, 2009	702,782	0	59,926	$0	9	29,388	792,105

Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009[2]	$(790)	$324	$(17,288)	$0	$(2,607)	$(268)	$(20,629)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]	This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Forward foreign currency contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   43

Notes to financial statements continued

contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

44   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

(e) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Credit and market risk. The Portfolio invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   45

Notes to financial statements continued

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance agreements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash deposit with the bank.

(k) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$(499,071)	$499,071

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and

46   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Portfolio’s subadviser. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at the annual rate of the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.800%

Next $1 billion	0.775

Next $3 billion	0.750

Over $5 billion	0.700

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited and Western Singapore provide certain advisory services to the Portfolio relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of an expense limitation the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to the average net assets of Class I and Class II shares will not exceed 1.00% and 1.25%, respectively, until December 31, 2011. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

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Notes to financial statements continued

3. Investments
During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$115,333,376

Sales	89,060,550

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,523,121

Gross unrealized depreciation	(9,892,123)

Net unrealized appreciation	$3,630,998

At December 31, 2009, the Portfolio had the following open forward foreign currency contracts:

	LOCAL	MARKET	SETTLEMENT	UNREALIZED
FOREIGN CURRENCY	CURRENCY	VALUE	DATE	GAIN
Contracts to Sell:
British Pound	126,262	$203,887	2/17/10	$4,409

British Pound	373,767	603,555	2/17/10	14,047

British Pound	300,000	484,436	2/17/10	2,711

Euro	779,351	1,117,178	2/17/10	37,275

Euro	1,483,804	2,126,991	2/17/10	74,218

Euro	3,495,700	5,010,985	2/17/10	177,961

Euro	150,000	215,021	2/17/10	8,536

Euro	500,000	716,736	2/17/10	30,069

Euro	550,000	788,409	2/17/10	39,813

Euro	450,000	645,062	2/17/10	18,538

Net unrealized gain on open forward foreign currency contracts				$407,577

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

48   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

ASSET DERIVATIVES[1]
		OTHER
	FOREIGN EXCHANGE	CONTRACTS
	CONTRACTS RISK	RISK	TOTAL
Forward foreign currency contracts	$407,577	—	$407,577

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	FOREIGN EXCHANGE	OTHER
	CONTRACTS	CONTRACTS
	RISK	RISK	TOTAL
Forward foreign currency contracts	$(618,503)	—	$(618,503)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	FOREIGN EXCHANGE	OTHER
	CONTRACTS	CONTRACTS
	RISK	RISK	TOTAL
Forward foreign currency contracts	$407,577	—	$407,577

During the year ended December 31, 2009, the Portfolio had an average market value of $5,070,089 in forward foreign currency contracts to sell. In addition, at December 31, 2009, the Portfolio did not have any forward foreign currency contracts to buy but during the year had an average market value of $16,921 in forward foreign currency contracts to buy.

The Portfolio has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and or percentage decrease in the Portfolio’s Net Asset Value or NAV. The contingent features are established within the Portfolio’s International Swap and

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   49

Notes to financial statements continued

Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses
The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. There is no distribution fee incurred by the Portfolio’s Class I shares. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2009, class specific expenses were as follows:

	DISTRIBUTION	TRANSFER AGENT	SHAREHOLDER
	FEES	FEES	REPORTS EXPENSES*
Class I	—	$4,787	$25,222

Class II	$60,781	3,532	23,576

Total	$60,781	$8,319	$48,798

*	For the period January 1, 2009 through September 4, 2009. Subsequent to September 4, 2009 these were expenses were accrued as common portfolio expenses.

6. Distributions to shareholders by class

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009	DECEMBER 31, 2008
Net Investment Income:
Class I	$10,940,638	$9,397,174

Class II	2,459,372	2,902,833

Total	$13,400,010	$12,300,007

7. Shares of beneficial interest
At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

50   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Transactions in shares of each class were as follows:

	YEAR ENDED		YEAR ENDED
	DECEMBER 31, 2009		DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold	5,526,459	$37,102,261	1,636,314	$13,695,821

Shares issued on reinvestment	1,473,785	10,940,638	1,862,301	9,397,174

Shares repurchased	(2,584,156)	(17,311,005)	(2,956,764)	(23,504,365)

Net increase (decrease)	4,416,088	$30,731,894	541,851	$(411,370)

Class II
Shares sold	861,138	$6,023,536	2,301,902	$19,553,362

Shares issued on reinvestment	327,185	2,459,372	577,129	2,902,833

Shares repurchased	(1,289,839)	(8,332,802)	(2,159,217)	(18,536,450)

Net increase (decrease)	(101,516)	$150,106	719,814	$3,919,745

8. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$13,400,010	$12,300,007

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$372,585

Capital loss carryforward*	(23,665,716)

Other book/tax temporary differences(a)	(3,277,698)

Unrealized appreciation/(depreciation)(b)	4,029,003

Total accumulated earning/(losses) — net	$(22,541,826)

*	As of December 31, 2009, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2016	$(7,677,215)

12/31/2017	(15,988,501)

$(23,665,716)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on foreign currency contracts, the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   51

Notes to financial statements continued

9.	Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges

52   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

10.	Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / Citism New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   53

Notes to financial statements continued

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

54   Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Variable Global High Yield Bond Portfolio (formerly Legg Mason Partners Variable Global High Yield Bond Portfolio), a series of Legg Mason Partners Variable Income Trust, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable Global High Yield Bond Portfolio as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2009 Annual Report   55

Board approval of management and subadvisory
agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Variable Global High Yield Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background
The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements
The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their

56   Legg Mason Western Asset Variable Global High Yield Bond Portfolio

independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio   57

Board approval of management and subadvisory
agreements (unaudited) continued

Fund performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as high current yield funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2009 was below the median and that its performance was above the median for the 10-year period ended June 30, 2009. The Board noted the explanations from the Manager and the Subadvisers concerning the underperformance versus the peer group for the 1-, 3- and 5-year periods and any plans to address such underperformance.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to improve performance.

Management fees and expense ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

58   Legg Mason Western Asset Variable Global High Yield Bond Portfolio

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified as high current yield funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2011.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability
The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale
The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board

Legg Mason Western Asset Variable Global High Yield Bond Portfolio   59

Board approval of management and subadvisory
agreements (unaudited) continued

noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers
The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

60   Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Variable Global High Yield Bond Portfolio (formerly known as Legg Mason Partners Variable Global High Yield Bond Portfolio) (“the Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of portfolios in fund complex over seen by Trustee	59

Other board member- ships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. BENTON COCANOUGHER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor, Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)

Number of portfolios in fund complex overseen by Trustee	59

Other board member- ships held by Trustee	None

Legg Mason Western Asset Variable Global High Yield Bond Portfolio   61

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER

Birth year	1949

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of portfolios in fund complex overseen by Trustee	59

Other board member- ships held by Trustee	None

MARK T. FINN

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group Inc. (investment management) (since 1988)

Number of portfolios in fund complex overseen by Trustee	59

Other board member- ships held by Trustee	None

RAINER GREEVEN

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of portfolios in fund complex overseen by Trustee	59

Other board member- ships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

62   Legg Mason Western Asset Variable Global High Yield Bond Portfolio

STEPHEN R. GROSS

Birth year	1947

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (1998 to 2003)

Number of portfolios in fund complex overseen by Trustee	59

Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

RICHARD E. HANSON, JR.

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of portfolios in fund complex overseen by Trustee	59

Other board member- ships held by Trustee	None

DIANA R. HARRINGTON

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Professor, Babson College (since 1992)

Number of portfolios in fund complex overseen by Trustee	59

Other board member- ships held by Trustee	None

Legg Mason Western Asset Variable Global High Yield Bond Portfolio   63

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON

Birth year	1945

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	59

Other board member- ships held by Trustee	None

SUSAN B. KERLEY

Birth year	1951

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)

Number of portfolios in fund complex overseen by Trustee	59

Other board member- ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

ALAN G. MERTEN

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of portfolios in fund complex overseen by Trustee	59

Other board member- ships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

64   Legg Mason Western Asset Variable Global High Yield Bond Portfolio

R. RICHARDSON PETTIT

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)

Number of portfolios in fund complex overseen by Trustee	59

Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	134

Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041

Birth year	1957

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

Legg Mason Western Asset Variable Global High Yield Bond Portfolio   65

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005) Managing Director and Deputy General Counsel for CAM (1992 to 2005)

66   Legg Mason Western Asset Variable Global High Yield Bond Portfolio

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041

Birth year	1971

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041

Birth year	1970

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio   67

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record date:	6/17/2009	12/21/2009

Payable date:	6/18/2009	12/22/2009

Dividends qualifying for the dividends received deduction for corporations	0.68%	0.65%

Please retain this information for your records.

68   Legg Mason Western Asset Variable Global High Yield Bond Portfolio

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Legg Mason Western Asset
Variable Global High Yield Bond Portfolio

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management
Company Limited

Western Asset Management
Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Western Asset Variable Global High Yield Bond Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC

FD04117 2/10 SR10-1036

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $73,700 in 2008 and $141,650 in 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $29 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $5,800 in 2008 and $15,600 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2- 01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2009.
(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust
By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date: March 1, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date: March 1, 2010

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Variable Income Trust

Date: March 1, 2010